UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2004
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GENERAL MOTORS ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Investor Presentation

Item 7. Financial Statements and Exhibits

Exhibit	Description	Method of Filing
99	Investor Presentation	Filed herewith.

Item 9. Regulation FD Disclosure

Investor presentation dated April 29, 2004, to the American Financial Services Association (AFSA) European Investor Conference by Sanjiv Khattri, Executive Vice President and Chief Financial Officer, General Motors Acceptance Corporation (GMAC), filed as Exhibit 99, is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION (Registrant)
Dated:	April 29, 2004	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated:	April 29, 2004	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Controller and Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	Investor Presentation